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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 16, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                             77002
      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-3187                 22-3865106
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                             77002
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 8.01 OTHER EVENTS.

         On March 16, 2005, the Public Utility Commission of Texas (Texas Utility Commission) issued its written financing order to CenterPoint Energy Houston Electric, LLC (CenterPoint Houston), the regulated transmission and distribution subsidiary of CenterPoint Energy, Inc. (the Company). The financing order authorized the issuance of transition bonds under the terms of the Texas Electric Choice Plan (Texas electric restructuring law) so that the Company and CenterPoint Houston could begin to recover a portion of the stranded costs and certain other amounts authorized under the Texas electric restructuring law.

         A number of parties have filed appeals of the financing order with the district court in Travis County, Texas. Those appeals include, among other claims, assertions that transition bonds cannot be issued until after pending appeals of the Texas Utility Commission's true-up order are finally resolved, that the amount of transition bonds authorized was excessive based on the parties' views of the stranded costs that the Texas Utility Commission should have authorized CenterPoint Houston to recover and that the Texas Utility Commission was in error in ordering recovery through a competition transition charge (CTC), instead of as a reduction of the amount of transition bonds, of certain benefits to the Company from accumulated deferred federal income taxes.

         The Texas electric restructuring law provides for expedited appeals from a financing order. Appeals must be made to the district court in Travis County, Texas, within 15 days of a financing order being issued by the Texas Utility Commission, and any further appeals from a decision of the district court are made directly to the Texas Supreme Court, bypassing review by the Court of Appeals. The Texas electric restructuring law also limits appeals to whether the financing order conforms to the Texas Constitution and law and is within the authority of the Texas Utility Commission. The Texas Supreme Court has previously held that securitization is constitutional. Expedited securitization appeals are based on the Commission record and appellate briefs.

         While it is not possible to predict with certainty the outcome of these appeals or the timing of their ultimate resolution, CenterPoint Houston intends to vigorously oppose them and to seek expedited consideration of them as directed by the statute. CenterPoint Houston intends to argue that the financing order should be affirmed because plaintiffs' contentions do not support the required claims of statutory violations, and the financing order fully complies with applicable statutory provisions.

         In light of the filing of these appeals, the Company and CenterPoint Houston expect that the schedule for issuing the transition bonds will be delayed while the financing order appeals remaining pending. Prior to the appeals, it had been expected that approximately $1.8 billion in transition bonds could be issued by mid-2005 under the terms of the financing order. If the issuance of transition bonds is delayed, the amount of bonds that can be issued under the financing order increases as interest accrues on the un-recovered balance of stranded costs.

         Hearings began on April 6, 2005, on CenterPoint Houston's application to collect through a CTC the approximately $600 million balance not included in the financing order, along with a return on that balance. Other parties to the proceeding have contended that the entire amount that CenterPoint Houston has been authorized to recover, including the amounts to be recovered under the financing order, should be recovered in the CTC. Although the Texas Utility Commission's approach cannot be predicted now, the Company and CenterPoint Houston would be amenable to a CTC that covers both the amounts authorized under the financing order and the $600 million balance if that CTC would not prejudice CenterPoint Houston's right to securitize the proper amount, including interest as authorized in the financing order, once the appeals of the financing order are concluded.

         If sufficient transition bonds have not been issued by November 2005, when CenterPoint Houston's $1.31 billion term loan matures, CenterPoint Houston expects to rely on its existing $1.31 billion senior secured backstop credit facility to refinance that loan, as reported previously. That credit facility was obtained specifically to address such a situation and will effectively provide a two-year term loan at significantly lower interest rates to refinance the existing loan on maturity.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.



Date:  April 8, 2005                    By:    /s/ James S. Brian
                                           -------------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



Date:  April 8, 2005                    By:    /s/ James S. Brian
                                           -------------------------------------
                                               James S. Brian
                                               Senior Vice President and
                                               Chief Accounting Officer